UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01701

DAVIS NEW YORK VENTURE FUND, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Lisa J. Cohen
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600
Date of fiscal year end: July 31, 2023
Date of reporting period: July 31, 2023

____________________

ITEM 1. REPORT TO STOCKHOLDERS

Davis Research Fund
(portfolio of Davis New York Venture Fund, Inc.)
July 31, 2023
ANNUAL REPORT
The Equity Specialists

DAVIS RESEARCH FUND

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Research Fund (the “Fund”) prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.
Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.
Portfolio Proxy Voting Policies and Procedures
The Board of Directors has directed Davis Selected Advisers, L.P. (“Adviser”)  to vote the Fund's portfolio securities in conformance with the Adviser’s Proxy Voting Policies and Procedures. A description of these policies and procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279 and (ii) on the SEC’s website at www.sec.gov.
In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279 and (ii) on the SEC’s website at www.sec.gov.
Quarterly Schedule of Investments
The Fund files its complete schedule of investments with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Form N-PORT Part F (as of the end of the first and third quarters). The Fund's Forms N-CSR (Annual and Semi-Annual Reports) and N-PORT Part F are available without charge, upon request, by calling 1-800-279-0279 and on the SEC’s website at www.sec.gov.

DAVIS RESEARCH FUND
Management’s Discussion of Fund Performance
Performance Overview
Davis Research Fund outperformed the Standard & Poor’s 500® Index (“S&P 500®” or the “Index”) for the twelve-month period ended July 31, 2023 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of 19.74%, versus a 13.02% return for the S&P 500®.
Index Overview
S&P 500®
•
Strongest performing sectors1
-
Information Technology (+27%), Communication Services (+21%), and Industrials (+18%)
•
Weakest performing sectors
-
Real Estate (-11%), Utilities (-6%), and Health Care (+3%)
Contributors2 to Performance
•
Financials - outperformed the Index sector (+18% vs +7%)
-
Berkshire Hathaway3 (+18%), Danske Bank (+78%), and Julius Baer Group (+44%)
•
Industrials - outperformed the Index sector (+39% vs +18%)
-
Eaton (+41%) and Schneider Electric (+33%)
•
Communication Services - outperformed the Index sector (+35% vs +21%)
-
Meta Platforms (+100%) - largest individual contributor
•
No exposure in Real Estate and Utilities, the two worst performing sectors of the S&P 500®, respectively.
•
Underweight in Health Care (average weighting 5% vs 14%) and Consumer Staples (average weighting 1% vs 7%)
•
Information Technology holdings - SAP (+48%), Applied Materials (+44%), Oracle (+53%), and Microsoft (+21%)
Detractors from Performance
•
Significantly overweight in weaker performing Financials sector - (average weighting 35% vs 12%)
-
U.S. Bancorp (-12%)
•
Underweight in stronger performing Information Technology sector - (average weighting 23% vs 27%)
-
VMware (-9%) and DXC Technology (-13%) - no longer Fund holdings
•
Consumer Discretionary holdings
-
JD.com (-30%) - largest individual detractor
-
Meituan (-16%) and Delivery Hero (-5%)
•
Health Care holdings - CVS Health (-20%), UnitedHealth Group (-5%), and Humana (-5%)
•
Vimeo (-26%)

Davis Research Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Research Fund’s principal risks are: stock market risk, common stock risk, foreign country risk, depositary receipts risk, emerging market risk, fees and expenses risk, foreign currency risk, headline risk, large-capitalization companies risk, manager risk, and mid- and small-capitalization companies risk. See the prospectus for a full description of each risk.
Class A shares of Davis Research Fund have been registered with the Securities and Exchange Commission and, as of the date of this report, in selected states where eligible investors are residents. Shares of Davis Research Fund currently are not available for public sale in any other state or jurisdiction. Currently, only the directors, officers, and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) are eligible to purchase Fund shares. The Adviser reserves the right to reject any offer to purchase shares.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended July 31, 2023, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, July 31, 2023, unless otherwise noted.
1 The companies included in the Standard & Poor’s 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.
2 A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.
3 Management's Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS RESEARCH FUND
Management’s Discussion of Fund Performance - (Continued)
Comparison of a $10,000 investment in Davis Research Fund Class A versus the
Standard & Poor's 500® Index over 10 years for an investment made on July 31, 2013

$40,000
$30,000
$20,000
$10,000
$0
S&P 500®
DRF-A*
S&P 500®
$32,939
DRF-A*
$26,025
07/31/13
07/31/14
07/31/15
07/31/16
07/31/17
07/31/18
07/31/19
07/31/20
07/31/21
07/31/22
07/31/23

Average Annual Total Return for periods ended July 31, 2023

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	19.74%	8.76%	10.57%	8.20%	10/31/01	0.70%	0.70%
Class A - with sales charge*	14.05%	7.71%	10.03%	7.95%	10/31/01	0.70%	0.70%
S&P 500® Index**	13.02%	12.19%	12.65%	9.07%
The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratio may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279.
Average Annual Total Return for periods ended June 30, 2023

Class A Shares	1-Year	5-Year	10-Year
With sales charge*	16.72%	7.26%	10.08%
*Reflects 4.75% front-end sales charge.
**Inception return is from 10/31/01.

DAVIS RESEARCH FUND
Fund Overview
July 31, 2023

Portfolio Composition (% of Fund’s 07/31/23 Net Assets)
Common Stock (U.S.)	69.79%
Common Stock (Foreign)	26.20%
Short-Term Investments	3.97%
Other Assets & Liabilities	0.04%
100.00%

Industry Weightings (% of 07/31/23 Stock Holdings)
	Fund	S&P 500®
Information Technology	24.77%	28.13%
Financial Services	18.46%	7.39%
Consumer Discretionary Distribution & Retail	11.70%	5.45%
Banks	10.92%	3.19%
Capital Goods	8.91%	5.60%
Media & Entertainment	8.22%	7.84%
Insurance	6.30%	2.03%
Health Care	4.25%	13.12%
Consumer Services	2.68%	2.06%
Consumer Durables & Apparel	2.42%	0.81%
Materials	0.78%	2.51%
Food, Beverage & Tobacco	0.59%	3.32%
Energy	–	4.28%
Utilities	–	2.56%
Other	–	11.71%
	100.00%	100.00%

Top 10 Long-Term Holdings (% of Fund’s 07/31/23 Net Assets)
Berkshire Hathaway Inc.*	Financial Services	8.02%
Amazon.com, Inc.	Consumer Discretionary Distribution & Retail	6.99%
Microsoft Corp.	Software & Services	4.94%
SAP SE, ADR	Software & Services	4.20%
Applied Materials, Inc.	Semiconductors & Semiconductor Equipment	3.83%
Meta Platforms, Inc., Class A	Media & Entertainment	3.25%
Intel Corp.	Semiconductors & Semiconductor Equipment	3.20%
Julius Baer Group Ltd.	Capital Markets	3.16%
Wells Fargo & Co.	Banks	2.86%
Capital One Financial Corp.	Consumer Finance	2.86%

*	Berkshire Hathaway Inc. holding includes Class A and Class B.

DAVIS RESEARCH FUND
Fund Overview - (Continued)
July 31, 2023
New Positions Added (08/01/22-07/31/23)
(Highlighted positions are those greater than 1.00% of the Fund’s 07/31/23 net assets)

Security	Industry	Date of 1st Purchase	% of Fund’s 07/31/23 Net Assets
Fifth Third Bancorp	Banks	05/16/23	0.89%
MGM Resorts International	Consumer Services	07/07/23	0.80%
RH	Consumer Discretionary Distribution & Retail	08/08/22	1.47%
Samsung Electronics Co., Ltd.	Technology Hardware & Equipment	10/13/22	1.01%
Positions Closed (08/01/22-07/31/23)
(Gains and losses greater than $125,000 are highlighted)

Security	Industry	Date of Final Sale	Realized Gain (Loss)
Atlanta Braves Holdings, Inc. Series C	Media & Entertainment	07/26/23	$7,443
DXC Technology Co.	Software & Services	10/04/22	(100,867)
Holcim Ltd.	Materials	05/16/23	229,571
Raytheon Technologies Corp.	Capital Goods	01/03/23	89,535
VMware, Inc., Class A	Software & Services	10/12/22	142,221

DAVIS RESEARCH FUND
Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including advisory and administrative fees and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is for the six-month period ended July 31, 2023.
Actual Expenses
The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.
Hypothetical Example for Comparison Purposes
The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end sales charges (loads). Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During Period* (02/01/23-07/31/23)

Class A
Actual	$1,000.00	$1,124.74	$3.69
Hypothetical	$1,000.00	$1,021.32	$3.51
Hypothetical assumes 5% annual return before expenses.
* Expenses are equal to the Class’s annualized operating expense ratio (0.70%)**, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**The expense ratio reflects the impact, if any, of certain reimbursements and/or waivers from the Adviser.

DAVIS RESEARCH FUND
Schedule of Investments
July 31, 2023

	Shares	Value (Note 1)
COMMON STOCK – (95.99%)
COMMUNICATION SERVICES – (7.89%)
Media & Entertainment – (7.89%)
Alphabet Inc., Class C *	3,680	$489,845
IAC Inc. *	8,490	590,904
iQIYI, Inc., Class A, ADR (China) *	34,940	221,519
Liberty Media Corp., Liberty Formula One, Series A *	9,590	616,445
Liberty Media Corp., Liberty Formula One, Series C *	11,210	813,846
Meta Platforms, Inc., Class A *	6,015	1,916,379
Vimeo, Inc. *	2,407	9,917
Total Communication Services		4,658,855
CONSUMER DISCRETIONARY – (16.13%)
Consumer Discretionary Distribution & Retail – (11.23%)
Alibaba Group Holding Ltd., ADR (China) *	1,900	194,104
Amazon.com, Inc. *	30,870	4,126,702
JD.com, Inc., Class A, ADR (China)	9,563	395,047
Naspers Ltd. - N (South Africa)	1,334	262,127
Prosus N.V., Class N (Netherlands)	9,867	781,437
RH *	2,240	869,501
		6,628,918
Consumer Durables & Apparel – (2.32%)
Fila Holdings Corp. (South Korea)	21,840	680,225
Skechers USA, Inc., Class A *	12,400	689,192
		1,369,417
Consumer Services – (2.58%)
Delivery Hero SE (Germany) *	15,045	682,605
Meituan, Class B (China) *	19,500	365,801
MGM Resorts International *	9,310	472,669
		1,521,075
Total Consumer Discretionary		9,519,410
CONSUMER STAPLES – (0.57%)
Food, Beverage & Tobacco – (0.57%)
Darling Ingredients Inc. *	4,840	335,170
Total Consumer Staples		335,170
FINANCIALS – (34.24%)
Banks – (10.48%)
Danske Bank A/S (Denmark)	66,130	1,569,482
DBS Group Holdings Ltd. (Singapore)	46,066	1,186,856
DNB Bank ASA (Norway)	14,030	289,458
Fifth Third Bancorp	18,150	528,165
U.S. Bancorp	23,335	925,933
Wells Fargo & Co.	36,585	1,688,764
		6,188,658
Financial Services – (17.72%)
Capital Markets – (5.58%)
Bank of New York Mellon Corp.	31,500	1,428,840
Julius Baer Group Ltd. (Switzerland)	26,400	1,864,847
		3,293,687
Consumer Finance – (2.86%)
Capital One Financial Corp.	14,405	1,685,673
Financial Services – (9.28%)
Berkshire Hathaway Inc., Class A *	4	2,141,600
	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Financial Services – (Continued)
Financial Services – (Continued)
Berkshire Hathaway Inc., Class B *	7,365	$2,592,185
Rocket Companies, Inc., Class A *	68,020	743,459
		5,477,244
		10,456,604
Insurance – (6.04%)
Life & Health Insurance – (3.02%)
AIA Group Ltd. (Hong Kong)	77,550	769,643
Ping An Insurance (Group) Co. of China, Ltd. - H (China)	140,500	1,013,364
		1,783,007
Property & Casualty Insurance – (3.02%)
Loews Corp.	11,345	710,764
Markel Group Inc. *	740	1,072,786
		1,783,550
		3,566,557
Total Financials		20,211,819
HEALTH CARE – (4.08%)
Health Care Equipment & Services – (3.28%)
Cigna Group	1,778	524,688
CVS Health Corp.	1,761	131,529
Humana Inc.	500	228,415
Quest Diagnostics Inc.	3,990	539,488
UnitedHealth Group Inc.	1,010	511,434
		1,935,554
Pharmaceuticals, Biotechnology & Life Sciences – (0.80%)
Viatris Inc.	44,980	473,639
Total Health Care		2,409,193
INDUSTRIALS – (8.55%)
Capital Goods – (8.55%)
Carrier Global Corp.	4,480	266,784
Eaton Corp. plc	7,423	1,524,090
Ferguson plc	4,520	725,383
Johnson Controls International plc	4,928	342,742
Owens Corning	3,720	520,763
Schneider Electric SE (France)	9,365	1,668,497
Total Industrials		5,048,259
INFORMATION TECHNOLOGY – (23.78%)
Semiconductors & Semiconductor Equipment – (11.19%)
Applied Materials, Inc.	14,895	2,257,933
Intel Corp.	52,761	1,887,261
Lam Research Corp.	1,228	882,306
Texas Instruments Inc.	8,750	1,575,000
		6,602,500
Software & Services – (11.58%)
Microsoft Corp.	8,673	2,913,434
Oracle Corp.	12,270	1,438,412
SAP SE, ADR (Germany)	18,190	2,480,207
		6,832,053
Technology Hardware & Equipment – (1.01%)
Samsung Electronics Co., Ltd. (South Korea)	10,930	598,528
Total Information Technology		14,033,081

DAVIS RESEARCH FUND
Schedule of Investments - (Continued)
July 31, 2023
	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
MATERIALS – (0.75%)
Teck Resources Ltd., Class B (Canada)	9,940	$441,634
Total Materials		441,634
TOTAL COMMON STOCK – (Identified cost $31,313,401)		56,657,421

	Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (3.97%)
Nomura Securities International, Inc. Joint Repurchase Agreement, 5.30%, 08/01/23 (a)	$1,174,000	$1,174,000
StoneX Financial Inc. Joint Repurchase Agreement, 5.30%, 08/01/23 (b)	1,169,000	1,169,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $2,343,000)		2,343,000
Total Investments – (99.96%) – (Identified cost $33,656,401)		59,000,421
Other Assets Less Liabilities – (0.04%)		25,933
Net Assets – (100.00%)		$59,026,354

ADR:	American Depositary Receipt

*	Non-income producing security.
(a)	Dated 07/31/23, repurchase value of $1,174,173 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 1.50%- 5.00%, 12/01/46-02/01/55, total market value $1,197,480).
(b)
Dated 07/31/23, repurchase value of $1,169,172 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-10.00%, 08/25/23-04/20/73, total market value
$1,192,380).

See Notes to Financial Statements

DAVIS RESEARCH FUND
Statement of Assets and Liabilities
At July 31, 2023

ASSETS:
Investments in securities, at value* (see accompanying Schedule of Investments)	$59,000,421
Cash	335
Receivables:
Dividends and interest	103,282
Investment securities sold	31,785
Prepaid expenses	502
Total assets	59,136,325

LIABILITIES:
Payables:
Investment securities purchased	35,071
Accrued audit fees	22,116
Accrued custodian fees	12,800
Accrued investment advisory fees	27,401
Other accrued expenses	12,583
Total liabilities	109,971

NET ASSETS	$59,026,354

NET ASSETS CONSIST OF:
Par value of shares of capital stock	$108,730

Additional paid-in capital	32,871,564

Distributable earnings	26,046,060
Net Assets	$59,026,354

*Including:
Cost of investments	$33,656,401

CLASS A SHARES:
Net assets	$59,026,354
Shares outstanding	2,174,595
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$27.14
Maximum offering price per share (100/95.25 of net asset value)†	$28.49

†	On purchases of $100,000 or more, the offering price is reduced.
See Notes to Financial Statements

DAVIS RESEARCH FUND
Statement of Operations
For the year ended July 31, 2023

INVESTMENT INCOME:
Income:
Dividends*		$864,321
Interest		78,339
Total income		942,660

Expenses:
Investment advisory fees (Note 3)	$274,982
Custodian fees	20,058
Transfer agent fees:
Class A	1,878
Audit fees	22,116
Legal fees	634
Accounting fees (Note 3)	2,000
Reports to shareholders	750
Directors’ fees and expenses	6,912
Registration and filing fees	3,993
Miscellaneous	17,215
Total expenses		350,538
Net investment income		592,122

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions		498,462
Foreign currency transactions		(1,660)
Net realized gain		496,802
Net increase in unrealized appreciation		8,660,754
Net realized and unrealized gain on investments and foreign currency transactions		9,157,556
Net increase in net assets resulting from operations		$9,749,678

*Net of foreign taxes withheld of		$48,117
See Notes to Financial Statements

DAVIS RESEARCH FUND
Statements of Changes in Net Assets

	Year ended July 31,
	2023	2022

OPERATIONS:
Net investment income	$592,122	$482,971
Net realized gain from investments and foreign currency transactions	496,802	7,677,760
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	8,660,754	(16,877,852)
Net increase (decrease) in net assets resulting from operations	9,749,678	(8,717,121)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(612,731)	(9,693,314)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	701,260	(6,247,012)

Total increase (decrease) in net assets	9,838,207	(24,657,447)

NET ASSETS:
Beginning of year	49,188,147	73,845,594
End of year	$59,026,354	$49,188,147
See Notes to Financial Statements

DAVIS RESEARCH FUND
Notes to Financial Statements
July 31, 2023
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a separate series of Davis New York Venture Fund, Inc. (a Maryland corporation). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund follows the reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund’s investment objective is long-term growth of capital. The Fund commenced operations on October 31, 2001. The Fund offers Class A shares which are sold with a front-end sales charge. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation  - The Fund's Board of Directors has designated Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, as the valuation designee for the Fund. The Adviser has established a Pricing Committee to carry out the day-to-day valuation activities for the Fund. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what the Adviser identifies as a significant event occurring before the Fund's assets are valued, but after the close of their respective exchanges, will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Pricing Committee. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Pricing Committee may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.
Short-term investments purchased within 60 days to maturity are valued at amortized cost, which approximates market value.
On a quarterly basis, the Board of Directors receives reports of valuation actions taken by the Pricing Committee. On at least an annual basis, the Board of Directors receives an assessment of the adequacy and effectiveness of the Adviser’s process for determining the fair value of the Fund's investments.
Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund's investments. These inputs are summarized in the three broad levels listed below.
Level 1 −
quoted prices in active markets for identical securities
Level 2 −
other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 −
significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

DAVIS RESEARCH FUND
Notes to Financial Statements - (Continued)
July 31, 2023
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)
Fair Value Measurements - (Continued)
The following is a summary of the inputs used as of July 31, 2023 in valuing the Fund's investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
	Level 1: Quoted Prices	Level 2: Other Significant Observable Inputs	Level 3: Significant Unobservable Inputs	Total
Common Stock:
Communication Services	$4,658,855	$–	$–	$4,658,855
Consumer Discretionary	9,519,410	–	–	9,519,410
Consumer Staples	335,170	–	–	335,170
Financials	20,211,819	–	–	20,211,819
Health Care	2,409,193	–	–	2,409,193
Industrials	5,048,259	–	–	5,048,259
Information Technology	14,033,081	–	–	14,033,081
Materials	441,634	–	–	441,634
Short-Term Investments	–	2,343,000	–	2,343,000
Total Investments	$56,657,421	$2,343,000	$–	$59,000,421
Repurchase Agreements - Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to United States Dollar (“USD”) on the date of valuation using exchange rates determined as of the close of trading on the Exchange. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.
Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to USD. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract. During the year ended July 31, 2023, there were no forward contracts entered into by the Fund.
Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the USD equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statement of Operations.
Federal Income Taxes  - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years and concluded that as of July 31, 2023, no provision for income tax is required in the Fund's financial statements related to these tax positions.

DAVIS RESEARCH FUND
Notes to Financial Statements - (Continued)
July 31, 2023
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)
Federal Income Taxes  - (Continued)
The Fund's federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state Department of Revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2020.
At July 31, 2023, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost	$33,864,409

Unrealized appreciation	25,960,323
Unrealized depreciation	(824,311)
Net unrealized appreciation	$25,136,012
Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
Dividends and Distributions to Shareholders  - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments [collectively “Distributable earnings (losses)”] may differ for financial statement and tax purposes primarily due to permanent and temporary differences which may include wash sales, corporate actions, Directors’ deferred compensation, passive foreign investment company shares, and foreign currency transactions. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. The Fund’s net assets have not been affected by these reclassifications.
The tax character of distributions paid during the years ended July 31, 2023 and 2022 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2023	$535,604	$77,127	$612,731
2022	390,573	9,302,741	9,693,314
As of July 31, 2023, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$441,181

Undistributed long-term capital gain	471,917

Net unrealized appreciation on investments and foreign currency transactions	25,136,786

Other temporary differences	(3,824)
Total	$26,046,060
Indemnification - Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

DAVIS RESEARCH FUND
Notes to Financial Statements - (Continued)
July 31, 2023
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)
Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.
Directors Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director's account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.
NOTE 2 - PURCHASES AND SALES OF SECURITIES
The cost of purchases and proceeds from sales of investment securities (excluding short-term investments) during the year ended July 31, 2023 were $3,848,770 and $4,729,273, respectively.
NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)
Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.
All officers of the Fund (including Interested Directors) hold positions as executive officers with the Adviser or its affiliates.
As of July 31, 2023, one related shareholder’s investment in the Fund represents 99% of outstanding shares. Investment activities of this shareholder (the Adviser) could have a material impact on the Fund.
Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The fixed annual rate is 0.55% of the average net assets.
Transfer Agent and Accounting Fees - SS&C Global Investor & Distribution Solutions, Inc. is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for these services during the year ended July 31, 2023 amounted to $351. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider. Fees for accounting services are included in the custodian fees as State Street Bank also serves as the Fund’s custodian. The Adviser is also paid for certain accounting services. The fee paid to the Adviser for these services during the year ended July 31, 2023 amounted to $2,000.
Distribution and Service Plan Fees - The Fund has adopted a Distribution Plan (“12b-1 Plan”) for Class A shares. Under the 12b-1 Plan, the Fund reimburses Davis Distributors, LLC (“Distributor”), the Fund’s Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. There was no service fee for Class A shares of the Fund for the year ended July 31, 2023.
Sales Charges - Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.
Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.
The Distributor received no commissions earned on sales of Class A shares of the Fund for the year ended July 31, 2023.

DAVIS RESEARCH FUND
Notes to Financial Statements - (Continued)
July 31, 2023
NOTE 4 - CAPITAL STOCK
At July 31, 2023, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 500 million shares are classified as Davis Research Fund. Transactions in capital stock were as follows:

		Year ended July 31, 2023
		Sold	Reinvestment of Distributions	Redeemed	Net Increase

Shares:	Class A	4,614	27,701	(508)	31,807
Value:	Class A	$100,784	$611,922	$(11,446)	$701,260

		Year ended July 31, 2022
		Sold	Reinvestment of Distributions	Redeemed	Net Decrease

Shares:	Class A	129	343,933	(568,384)	(224,322)
Value:	Class A	$3,058	$9,681,733	$(15,931,803)	$(6,247,012)

DAVIS RESEARCH FUND
Financial Highlights
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A	Year ended July 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$22.96	$31.20	$24.79	$23.20	$23.73

Income (Loss) from Investment Operations:
Net Investment Income	0.27 [a]	0.22 [a]	0.11 [a]	0.19 [a]	0.30
Net Realized and Unrealized Gains (Losses)	4.19	(4.36)	7.27	2.86	0.03
Total from Investment Operations	4.46	(4.14)	7.38	3.05	0.33

Dividends and Distributions:
Dividends from Net Investment Income	(0.21)	(0.17)	(0.06)	(0.53)	(0.19)
Distributions from Realized Gains	(0.07)	(3.93)	(0.91)	(0.93)	(0.67)
Total Dividends and Distributions	(0.28)	(4.10)	(0.97)	(1.46)	(0.86)

Net Asset Value, End of Period	$27.14	$22.96	$31.20	$24.79	$23.20

Total Return[b]	19.74%	(15.71)%	30.31%	13.52%	1.95%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$59,026	$49,188	$73,846	$56,841	$50,123
Ratio of Expenses to Average Net Assets:
Gross	0.70%	0.69%	0.67%	0.69%	0.70%
Net[c]	0.70%	0.69%	0.67%	0.69%	0.70%
Ratio of Net Investment Income to Average
Net Assets	1.18%	0.82%	0.39%	0.82%	1.35%
Portfolio Turnover Rate[d]	8%	11%	15%	13%	23%

a	Per share calculations were based on average shares outstanding for the period.
b
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

c	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of certain reimbursements and/or waivers from the Adviser.
d
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

DAVIS RESEARCH FUND
Report of Independent Registered Public Accounting Firm
The Shareholders and Board of Directors
Davis New York Venture Fund, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Davis Research Fund (a series of Davis New York Venture Fund, Inc.) (the “Fund”), including the schedule of investments, as of July 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2023, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
KPMG LLP
We have served as the auditor of one or more Davis Funds investment companies since 1998.
Minneapolis, Minnesota
September 21, 2023

DAVIS RESEARCH FUND
Federal Income Tax Information (Unaudited)
In early 2024, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during the calendar year 2023. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2023 with their 2023 Form 1099-DIV.
The information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.
During the fiscal year 2023, the Fund paid long-term capital gain distributions in the amount of $77,127.
During the fiscal year 2023, $535,604 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $456,831 or 85% as income qualifying for the corporate dividends-received deduction.
For the fiscal year 2023, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $535,604 or 100% as qualified dividend income.

DAVIS RESEARCH FUND
Director Approval of Advisory Agreements (Unaudited)

Process of Annual Review
The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund’s advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Davis Advisors” and “Advisory Agreements”).
With the assistance of counsel to the Independent Directors, the Independent Directors undertook a comprehensive review process in anticipation of their annual contract review meeting, held in March 2023. As part of this process, Davis Advisors provided the Independent Directors with material (including recent investment performance data) that was responsive to questions submitted to Davis Advisors by the Independent Directors. At this meeting, the Independent Directors reviewed and evaluated all information which they deemed reasonably necessary under the circumstances and were provided guidance by their independent counsel. In reaching their decision, the Independent Directors also took into account information furnished to them throughout the year and otherwise provided to them during their quarterly meetings or through other prior communications. The Independent Directors concluded that they had been supplied with sufficient information and data to analyze the Advisory Agreements and that their questions had been sufficiently answered by Davis Advisors. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements is in the best interests of Davis Research Fund (or the “Fund”) and its shareholders.
Reasons the Independent Directors Approved Continuation of the Advisory Agreements
The Independent Directors' determinations were based upon a comprehensive consideration of all information provided to them, and they did not identify any single item or piece of information as the controlling factor. Each Independent Director did not necessarily attribute the same weight to each factor. The following considerations and conclusions were important, but not exclusive, to the Independent Directors’ recommendation to renew the Advisory Agreements.
The Independent Directors considered the investment performance of the Fund on an absolute basis as well as relative to its benchmark and other comparable funds. The Independent Directors not only considered the investment performance of the Fund, but also the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether:
1.
The Fund achieves satisfactory investment results over the long-term, after all costs;
2.
Davis Advisors efficiently and effectively handles shareholder transactions, inquiries, requests, and records;
3.
Davis Advisors provides quality accounting, legal, and compliance services, and oversees third-party service providers; and
4.
Davis Advisors fosters healthy investor behavior.
Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.
A shareholder’s ultimate return is the product of a fund’s results, as well as the shareholder’s behavior, specifically in selecting when to invest or redeem. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful, positive impact on investor behavior.
Davis Advisors takes its role as stewards of capital seriously and maintains a strong alignment of interests with its clients. In aggregate, Davis Advisors and its employees as well as the Davis family (collectively referred to herein as “Davis”) have made significant investments in Davis Funds and similarly managed accounts and strategies. The Independent Directors considered that these investments tend to align Davis with its clients, as Davis takes the same risks and reaps the same rewards as its clients and is motivated to achieve satisfactory long-term returns.
The Independent Directors noted the importance of reviewing quantitative measures, but recognized that qualitative factors are also important in assessing whether Davis Funds’ shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that, while such measures and data may be informative, the judgment of the Independent Directors must take many factors into consideration in representing the shareholders of the Davis Funds, including those listed below. In connection with reviewing comparative performance information, the Independent Directors generally give greater weight to longer-term measurements.

DAVIS RESEARCH FUND
Director Approval of Advisory Agreements
(Unaudited) - (Continued)
Reasons the Independent Directors Approved Continuation of the Advisory Agreements − (Continued)
The Independent Directors noted that Davis Advisors employs a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy. The Independent Directors considered the quality of Davis Advisors’ investment process as well as the experience, capability, and integrity of its senior management and other personnel.
The Independent Directors recognized Davis Advisors’ (a) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory results over longer-term periods; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.
The Independent Directors assessed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, which includes other funds it advises, other funds which it sub-advises, private accounts, and managed money/wrap clients, as well as the differences in the services provided to such other clients; and (c) the fee schedule and breakpoints of the Fund, including an assessment of competitive fee schedules (and breakpoints, if applicable).
The Independent Directors reviewed the management fee schedule for the Fund, the profitability of the Fund to Davis Advisors, the extent to which economies of scale might be realized if the Fund's net assets increase, and whether the fee schedule should reflect those potential economies of scale at this time. The Independent Directors considered the nature, quality, and extent of the services being provided to the Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Fund, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for research reports that are created by parties other than the broker-dealers providing trade execution, clearing and/or settlement services to the Fund.
The Independent Directors compared the fees paid to Davis Advisors by the Davis Funds with those paid by Davis Advisors’ advised and sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised, private account, or managed money/wrap fees were lower than fees paid by the Davis Funds, the Independent Directors noted that the range of services provided to the Davis Funds is more extensive, with greater risks associated with operating SEC registered, publicly traded mutual funds. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues, which are unique to mutual funds. In addition, the operational work required to service shareholders is more extensive because of the significantly greater number of shareholders, and managing trading is more complex because of more frequent fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has become more intense. The Independent Directors concluded that reasonable justifications existed for any differences between the fee rates for the Davis Funds and Davis Advisors’ other lines of business.
The Independent Directors noted that Class A shares of the Fund have been registered with the SEC and, as of the date of their review, in selected states where eligible investors are residents. Shares of the Fund are not available for general public sale in any state or jurisdiction; only the directors, officers, and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) are eligible to purchase Fund shares. The Independent Directors also noted that Davis Selected Advisers, L.P. was the beneficial owner of 98.54% of all outstanding shares as of February 28, 2023.
The Independent Directors noted that Davis Research Fund Class A shares outperformed its benchmark, the Standard & Poor’s 500® Index (the “S&P 500®”), over the one-year time period, but underperformed the S&P 500® over the three-, five-, ten-year and since-inception time periods, all periods ended February 28, 2023.
Broadridge, an independent service provider, presented a report to the Independent Directors that compared the Fund to all Lipper retail and institutional large-cap value funds (the “Performance Universe Average”), as well as the relevant Lipper Index. The report indicated that the Fund underperformed both the Performance Universe Average and Lipper Index over the one-, two-, three-, four-, five-, and ten-year time periods, all periods ended December 31, 2022.
The Independent Directors also reviewed the Fund’s performance versus both the S&P 500® and the Lipper Large-Cap Value category when measured over rolling five- and ten-year time periods. The Fund outperformed the S&P 500® in 4 out of 18

DAVIS RESEARCH FUND
Director Approval of Advisory Agreements
(Unaudited) - (Continued)
Reasons the Independent Directors Approved Continuation of the Advisory Agreements − (Continued)
rolling five-year time periods and outperformed the Lipper Large-Cap Value category in 10 out of 18 rolling five-year time periods, all periods ended December 31 for each year from 2005 through 2022. The Fund outperformed the S&P 500® in 2 out of 13 rolling ten-year time periods and outperformed the Lipper Large-Cap Value category in 8 out of 13 rolling ten-year time periods, all periods ended December 31 for each year from 2010 through 2022.
The Independent Directors considered the management fee and total expense ratio for the Fund. They observed that both were reasonable and the contractual management fee and total expense ratio were below the median of its expense universe, as determined by Broadridge.
Approval of Advisory Agreements
The Independent Directors concluded that Davis Advisors had provided Davis Research Fund and its shareholders a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors’ shareholder-oriented approach, as well as the execution of its investment discipline.
The Independent Directors determined that the advisory fee for Davis Research Fund was reasonable in light of the nature, quality, and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such services, and in comparison to the range of the average advisory fees of its peer group, as determined by an independent service provider. The Independent Directors found that the terms of the Advisory Agreements are fair and reasonable and that continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders. The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

DAVIS RESEARCH FUND
Liquidity Risk Management Program
Following is a description of the operation and effectiveness of the Liquidity Risk Management Program (“LRMP”) that was adopted by the Board of Directors (the “Board”) in accordance with Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The Liquidity Rule is meant to promote effective liquidity risk management practices in order to reduce the likelihood that a fund would be unable to meet its redemption obligations.
The Board has appointed Davis Selected Advisers, L.P. (the “Adviser”) to serve as the Administrator of the LRMP, subject to the supervision of the Board. The Adviser has engaged a third party to perform certain functions, including the production of liquidity classification model information.
The Adviser monitors the adequacy and effectiveness of the implementation of the LRMP on an ongoing basis. This monitoring includes a review of the Fund's liquidity risk based on a variety of factors including the Fund's (1) investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, and (4) borrowing arrangements and other funding sources. The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires a fund that does not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets in highly liquid investments (highly liquid investment minimum or HLIM). The LRMP includes provisions and safeguards that are reasonably designed to comply with the 15% limit on illiquid investments and the Fund is currently classified as a Fund that primarily holds highly liquid investments. The LRMP includes the classification, no less than monthly, of the Fund's investments into one of four liquidity classifications as provided for in the Liquidity Rule.
At a recent meeting of the Fund's Board of Directors, the Adviser provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the LRMP from April 1, 2022 through March 31, 2023. The report concluded that the LRMP is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk. There can be no guarantee that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund's investment portfolio, is found in the Fund's Prospectus and Statement of Additional Information.

DAVIS RESEARCH FUND
Privacy Notice and Householding
Privacy Notice
While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of “cookies” when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.
We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.
Householding
The Fund may, on occasion, mail notices, reports, prospectuses, or proxy material to shareholders. To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of these items to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you have a direct account with the Fund and you do not want the mailing of these documents to be combined with those to other members of your household, please contact Davis Funds by phone at 1-800-279-0279. Your instructions will become effective within 30 days of your notice to the Fund.

DAVIS RESEARCH FUND
Directors and Officers
For the purpose of their service as Directors to the Davis Funds, the business address for each of the Directors is: 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Subject to exceptions and exemptions which may be granted by the Independent Directors, Directors must retire from the Board of Directors and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).
Name, Date of Birth, Position(s) Held with Fund, Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships
Independent Directors

John S. Gates Jr. (08/02/53) Director since 2007	Executive Chairman, TradeLane Properties LLC (industrial real estate company); Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, Miami Corp. (diversified investment company).

Thomas S. Gayner (12/16/61) Director since 2004 Chairman since 2009	Chief Executive Officer and Director, Markel Corp. (diversified financial holding company).	13	Director, Graham Holdings Company (educational and media company); Director, Cable ONE Inc. (cable service provider); Director, The Coca-Cola Company (beverage company).

Samuel H. Iapalucci (07/19/52) Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M HILL Companies, Ltd. (engineering) until 2008.	13	None

Robert P. Morgenthau (03/22/57) Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	None

Lara N. Vaughan (04/20/69) Director since 2021	Chief Executive Officer and Chief Financial Officer of Parchman, Vaughan & Company, L.L.C. (investment bank).	13	None

Marsha C. Williams (03/28/51) Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-service provider) 2007-2010.	13	Chairperson, Modine Manufacturing Company (heat transfer technology); Director, Fifth Third Bancorp (diversified financial services); Director, Crown Holdings, Inc. (manufacturing company).

Interested Directors*

Andrew A. Davis (06/25/63) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee, Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, Clipper Fund, and Davis ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Director, Selected Funds (consisting of two portfolios)
since 1998; Trustee, Clipper Funds Trust (consisting of
one portfolio) since 2014; Lead Independent Director,
Graham Holdings Company (educational and media
company); Director, The Coca-Cola Company
(beverage company); Director, Berkshire
Hathaway Inc. (financial services).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.
Officers
Lisa J. Cohen (born 04/25/89, Davis Funds officer since 2021). Vice President and Secretary of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.
Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.
Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.
Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.
Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.
Michaela McLoughry (born 03/21/81, Davis Funds officer since 2023). Vice President and Chief Compliance Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

DAVIS RESEARCH FUND
Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279
Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
c/o The Davis Funds
P.O. Box 219197
Kansas City, Missouri 64121-9197
Overnight Address:
430 West 7th Street, Suite 219197
Kansas City, Missouri 64105-1407
Custodian
State Street Bank and Trust Co.
One Congress Street, Suite 1
Boston, Massachusetts 02114
Legal Counsel
Greenberg Traurig, LLP
1144 15th Street, Suite 3300
Denver, Colorado 80202
Independent Registered Public Accounting Firm
KPMG LLP
4200 Wells Fargo Center
90 South 7th Street
Minneapolis, MN 55402

For more information about Davis Research Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund's Statement of Additional Information contains additional information about the Fund's Directors and is available without charge, upon request, by calling 1-800-279-0279

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ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No substantive amendments were approved or waivers granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent director Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMG LLP (“KPMG”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends July 31, 2023 and July 31, 2022 were $22,116 and $20,496, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees for fiscal year ends July 31, 2023 and July 31, 2022 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends July 31, 2023 and July 31, 2022 were $9,811 and $9,501, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)	All Other Fees. The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends July 31, 2023 and July 31, 2022 were $0 and $0, respectively.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(e)(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended July 31, 2023 and July 31, 2022.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

(a)	Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

(b)	Not Applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Directors.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 13.  EXHIBITS

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS NEW YORK VENTURE FUND, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: September 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: September 21, 2023

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer and Principal Accounting Officer

Date: September 21, 2023